UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 18, 2010, Altria Group, Inc. (“Altria” or the “Company”) announced that the Company’s Chairman and Chief Executive Officer, Michael E. Szymanczyk, will be giving a live presentation to the Consumer Analyst Group of New York (“CAGNY”) in Boca Raton, Florida, about the Company’s tobacco strategies and external tobacco environment. During the presentation, David Beran, the Company’s Chief Financial Officer, will provide information about Altria’s and its operating companies’ 2009 business results and 2010 strategies. In connection with the presentation, the Company is furnishing to the Securities and Exchange Commission the following documents attached as exhibits to this Current Report on Form 8-K and incorporated by reference herein: the text of Mr. Szymanczyk’s and Mr. Beran’s remarks attached as Exhibit 99.1 hereto, the selected presentation slides attached as Exhibit 99.2 hereto and the press release announcing the key highlights of the presentation attached as Exhibit 99.3 hereto.

Reconciliations of non-GAAP measures included in the presentation and presentation slides to the most comparable GAAP measures are set forth in Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Exhibits.

(c) Exhibits

99.1	Remarks by Michael E. Szymanczyk, Chairman and Chief Executive Officer, Altria Group, Inc. and David R. Beran, Chief Financial Officer, Altria Group, Inc., dated February 18, 2010 (furnished pursuant to Item 7.01).

99.2	Altria Group, Inc. Selected Presentation Slides, dated February 18, 2010 (furnished pursuant to Item 7.01).

99.3	Altria Group, Inc. Press Release, dated February 18, 2010 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. Hildebrandt Surgner, Jr.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE: February 18, 2010

INDEX TO EXHIBITS

99.1	Remarks by Michael E. Szymanczyk, Chairman and Chief Executive Officer, Altria Group, Inc. and David R. Beran, Chief Financial Officer, Altria Group, Inc., dated February 18, 2010 (furnished pursuant to Item 7.01).

99.2	Altria Group, Inc. Selected Presentation Slides, dated February 18, 2010 (furnished pursuant to Item 7.01).

99.3	Altria Group, Inc. Press Release, dated February 18, 2010 (furnished pursuant to Item 7.01).